EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SpaceDev, Inc.
Poway, California

     We hereby consent to the incorporation by reference of our report dated March 28, 2007, relating to the consolidated financial statements of SpaceDev, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, to the Form S-8 for the 2004 Equity Incentive Plan (333-123633) of SpaceDev, Inc.

San  Diego, California                                                                                        /s/   PKF
September 6, 2007                                                                                                Certified Public Accountants
                                                                       A Professional Corporation